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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          ---------------------------


          DATE OF REPORT:                DECEMBER 31, 2003
                                --------------------------------
                                (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   0-16284                  38-2774613
----------------------------     --------------------    ----------------------
(STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NUMBER)         IDENTIFICATIONNUMBER)


          27335 West 11 Mile Road
            Southfield, Michigan                                  48034
 -----------------------------------------                  -----------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                 (248) 357-2866
        ----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


         On December 31, 2003, TechTeam Global, Inc. (the "Company") completed the acquisition of all of the outstanding stock (92,472.95 shares) of Digital Support Corporation ("DSC") from DSC's shareholders, Peter S. Brigham, Robert H. Brigham, Christian J. Burneko, Fred O. Cornett, Jr., David W. Han, Satish Lulla, Raj K. Sachdev and Digital Support Corporation 401(K) Plan ("Selling Shareholders"). DSC is a Virginia corporation that provides information technology services to the Federal Government of the United States, state and local governments, and commercial customers. The services provided by DSC include mission-critical network infrastructure support, information assurance services, and design, development and implementation of enterprise information systems.

         As set forth in the Stock Purchase Agreement, attached as Exhibit 2.1, the initial consideration paid by Company was $6.3 million dollars, or $68.13 per share. Of the initial consideration, $3,485,000 was paid to the Selling Shareholders of DSC, and the remaining $2,815,000 was placed in a holdback escrow for a working capital true-up ($315,000), representation and warranties holdback ($472,500), and a holdback to be returned to the Company should DSC not obtain the renewal of its major contract ($2,027,500). If DSC renews the major contract, the Selling Shareholders and key employees of DSC can earn up to an additional $2.5 million, depending upon the performance of DSC during calendar years 2004 and 2005. If DSC is unable to obtain the renewal of the major contract, the Selling Shareholders and key employees of DSC can earn up to an additional $1,350,000, depending upon the performance during calendar years 2004 and 2005. The funds used to consummate the acquisition were from the Company's cash reserves.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                           To be filed on or about March 14, 2004.

         (b)      Pro forma financial information.

                           To be filed on or about March 14, 2004 (c)

         (c)      Exhibits.

2.1 Stock Purchase Agreement dated as of December 31, 2003, by and among TechTeam Global, Inc. and Digital Support Corporation, Peter S. Brigham, Robert H. Brigham, Christian J. Burneko, Fred O. Cornett, Jr., David W. Han, Satish Lulla, Raj K. Sachdev and Digital Support Corporation 401(K) Plan


                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TECHTEAM GLOBAL, INC.



                                              By:   /s/ Michael A. Sosin
                                                    ---------------------------
                                              Michael A. Sosin, Secretary
Date: January 13, 2004


                                      -3-
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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION


2.1 Stock Purchase Agreement dated as of December 31, 2003, by and among TechTeam Global, Inc. and Digital Support Corporation, Peter S. Brigham, Robert H. Brigham, Christian
                    J. Burneko, Fred O. Cornett, Jr., David W. Han, Satish Lulla, Raj K. Sachdev and Digital Support Corporation 401(K) Plan



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